NOV Inc. First Quarter 2026 Earnings Presentation April 28, 2026 Exhibit 99.2

First Quarter 2026 Earnings Presentation – 04/28/2026 © 2026 NOV Inc. All rights reserved. This document contains, or has incorporated by reference, statements that are not historical facts, including estimates, projections, and statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often contain words such as “may,” “can,” “likely,” “believe,” “plan,” “predict,” “potential,” “will,” “intend,” “think,” “should,” “expect,” “anticipate,” “estimate,” “forecast,” “expectation,” “goal,” “outlook,” “projected,” “projections,” “target,” and other similar words, although some such statements are expressed differently. Other oral or written statements we release to the public may also contain forward-looking statements. Forward-looking statements involve risk and uncertainties and reflect our best judgment based on current information. You should be aware that our actual results could differ materially from results anticipated in such forward-looking statements due to a number of factors, including but not limited to changes in oil and gas prices, customer demand for our products, challenges related to NOV’s operations in the Middle East, potential catastrophic events related to our operations, protection of intellectual property rights, compliance with laws, and worldwide economic activity, including matters related to recent Russian sanctions and changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs and their related impacts on the economy. Given these uncertainties, current or prospective investors are cautioned not to place undue reliance on any such forward-looking statements. We undertake no obligation to update any such factors or forward-looking statements to reflect future events or developments. You should also consider carefully the statements under “Risk Factors,” as disclosed in our most recent Annual Report on Form 10-K, as updated in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K, which address additional factors that could cause our actual results to differ from those set forth in the forward-looking statements, as well as additional disclosures we make in our press releases and other securities filings. We also suggest that you listen to our quarterly earnings release conference calls with financial analysts. This presentation contains certain forward-looking non-GAAP financial measures, including Adjusted EBITDA. The Company has not provided a reconciliation of projected Adjusted EBITDA. Management cannot predict with a reasonable degree of accuracy certain of the necessary components of net income, such as other income (expense), which includes fluctuations in foreign currencies. As such, a reconciliation of projected Adjusted EBITDA to projected net income is not available without unreasonable effort. The actual amount of other income (expense), provision (benefit) for income taxes, equity income (loss) in unconsolidated affiliates, depreciation and amortization, and other amounts excluded from Adjusted EBITDA could have a significant impact on net income. Safe Harbor / Forward Looking Statements / Non-GAAP Financial Measures

First Quarter 2026 Earnings Presentation – 04/28/2026 © 2026 NOV Inc. All rights reserved.    NOV delivers technology-driven solutions to empower the global energy industry. For more than 160 years, NOV has pioneered innovations that enable its customers to safely produce abundant energy while minimizing environmental impact. The energy industry depends on NOV’s deep expertise and technology to continually improve oilfield operations and assist in efforts to advance the energy transition towards a more sustainable future. NOV powers the industry that powers the world.

1 Adjusted EBITDA is a non-GAAP financial measure. See appendix for a reconciliation to the nearest GAAP measures. 2 Working capital intensity defined as working capital less cash, debt, and lease liabilities as a percentage of annualized quarterly revenue. $2.05B Revenue Estimated $54MM negative impact from the conflict in the Middle East Adjusted EBITDA1 Estimated $32MM negative impact from the conflict in the Middle East Working Capital Intensity2 400 basis point improvement YOY $177MM 26.7% First Quarter 2026 Highlights First Quarter 2026 Earnings Presentation – 04/28/2026 © 2026 NOV Inc. All rights reserved.

First Quarter 2026 Highlights First Quarter 2026 Earnings Presentation – 04/28/2026 © 2026 NOV Inc. All rights reserved. Record EBITDA Subsea flexible pipe with backlog into 2028 and Brazil capacity expansion underway Record EBITDA Process systems reflecting strong activity in offshore production and onshore international gas markets Record Bookings Composite solutions reflecting demand across energy and industrial applications $100MM Returned to Shareholders in Q1 and more than $900MM returned over the past eight quarters

Significant Achievements

Awarded contracts to reactivate a high-spec harsh-environment semisubmersible rig in the North Sea

The reactivation scope includes drill floor automation, upgrades to the mud control system, cranes, a BOP stack upgrade, and NOV's Rapid Emergency Disconnect System to enhance rapid shearing capabilities.

Announced an expansion of subsea flexible pipe manufacturing facility in Açu, Brazil

The expansion is expected to roughly double the plant's capacity over the next three years to support growing offshore demand.

Secured orders for STAR™ Super Seal Key Lock (SSKL) technology for produced water transport projects in the Permian

Awards include an order for 29 miles of 24-in., 750-psi SSKL pipe and an additional order for 28 miles of 750-psi SSKL pipe, including both 16-in. and 20-in. pipe. NOV's SSKL systems excel in applications requiring higher-pressure and higher-temperature performance.




NOV
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Fiberglass-reinforced plastic (FRP)

© 2026 NOV Inc. All rights reserved.
First Quarter 2026 Earnings Presentation – 04/28/2026 6

First Quarter 2026 Consolidated Revenue1  First Quarter 2026 Earnings Presentation – 04/28/2026 © 2026 NOV Inc. All rights reserved. $1.19B $897MM Energy Products and Services Energy Equipment (10)% 10.7% +4% 11.0% 37% North America 63% International 50% Land 50% Offshore $2.05B NOV 8.6% (2)% 1Form 8-K containing earnings release for the First Quarter ended March 31, 2026. 2Adjusted EBITDA is a non-GAAP financial measure. See Appendix for a reconciliation to Net Income. (9)% (11)% (10)% Year-on-Year Revenue Adjusted EBITDA2 % Sequential Revenue

in millions 1Q26 Sequential Variance Year-Over-Year Variance Revenue $1,190 (11)% +4% Adjusted EBITDA1 131 (27)% (21)% Adjusted EBITDA1% 11.0% -250 bps -340 bps Ending Backlog $4,229 ($106) mm ($184) mm Orders, net 520 (2)% +19% Book-to-Bill 80% Strong execution on the segment’s capital equipment backlog more than offset lower sales of aftermarket parts and services, which were impacted by conflict-related disruptions. A less favorable sales mix and higher costs from the Middle East disruptions contributed to lower profitability. 1Q26 Revenue Streams 37% Aftermarket 63% Capital Equipment Energy Equipment First Quarter 2026 Earnings Presentation – 04/28/2026 © 2026 NOV Inc. All rights reserved. Designs, delivers, manufactures, and supports advanced drilling, completion, and production solutions 1 Adjusted EBITDA is a non-GAAP financial measure. See Appendix for a reconciliation to Net Income.

in millions 1Q26 Sequential Variance Year-Over-Year Variance Revenue $897 (9)% (10)% Adjusted EBITDA1 96 (31)% (34)% Adjusted EBITDA1% 10.7% -350 bps -390 bps Disruptions in the Middle East and lower global drilling activity more than offset strong performance from the segment’s drill bit and digital services businesses. Profitability was further impacted by a year-over-year increase in tariffs. 1Q26 Revenue Streams 29% Capital Equipment 54% Services and Rentals 17% Product Sales Energy Products and Services First Quarter 2026 Earnings Presentation – 04/28/2026 © 2026 NOV Inc. All rights reserved. Provides critical technologies consumed in drilling, intervention, completion, and production activities 1Adjusted EBITDA is a non-GAAP financial measure. See Appendix for a reconciliation to Net Income.

Disciplined Capital Allocation Supports Shareholder Value Investing in strategic growth, preserving financial flexibility, and returning excess capital to shareholders NOV expects to return at least 50% of Excess Free Cash Flow1 1 NOV expects to return at least 50 percent of Excess Free Cash Flow (defined as cash flow from operations less capital expenditures and other investments, including acquisitions and divestitures) through a combination of quarterly base dividends, opportunistic stock buybacks, and a supplemental dividend to true-up returns to shareholders on an annual basis. Announced strategic reinvestment of Brazil flexible pipe capacity expansion Opportunistic share repurchases Announced 20% increase in base dividend Balance Sheet Capex Share Buybacks Dividends Investment grade rating critical to business model $65MM Capital Expenditures in 1Q26 $340MM - $370MM of capital expenditures expected in 2026 $67MM Repurchased 3.5MM shares of common stock in 1Q26 <1x Net debt leverage ratio <2x Gross debt leverage ratio as of 1Q26 $33MM Dividends to shareholders in 1Q26 Return Capital First Quarter 2026 Earnings Presentation – 04/28/2026 © 2026 NOV Inc. All rights reserved.

Outlook: Second Quarter 2026 Outlook First Quarter 2026 Earnings Presentation – 04/28/2026 © 2026 NOV Inc. All rights reserved. Year-Over-Year (Q2’26 vs Q2’25) NOV Revenue Decrease four to six percent year-over-year Adj. EBITDA $185 million to $215 million EE Revenue Decrease two to four percent year-over-year Adj. EBITDA $135 million to $155 million EPS Revenue Decrease six to eight percent year-over-year Adj. EBITDA $100 million to $120 million Guidance is based on current outlook and plans and is subject to a number of known and unknown uncertainties and risks and constitutes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 as further described under "Safe Harbor / Forward Looking Statements / Non-GAAP Financial Measures". Actual results may differ materially from the guidance set forth above. This guidance is subject to, and may be affected by, the current uncertainty and conflict in the Middle East, and assumes that conditions in the region will not deteriorate further. A worsening of such conditions may cause actual results to differ materially from the expected guidance presented.

Appendix First Quarter 2026 Earnings Presentation – 04/28/2026 © 2026 NOV Inc. All rights reserved.

Reconciliation of Net Income to Adjusted EBITDA (Unaudited) First Quarter 2026 Earnings Presentation – 04/28/2026 © 2026 NOV Inc. All rights reserved. In millions Reconciliation of Adjusted EBITDA:                 GAAP net income (loss) attributable to Company   $ 19     $ 73     $ (78) Noncontrolling interests     1       1       (3) Provision for income taxes     15       47       147   Interest and financial costs     22       22       22   Interest income     (11)     (11)     (19) Equity loss in unconsolidated affiliates     3       —       6   Other (income) expense, net     (2)     20       17   (Gain) loss on sales of fixed assets     1       (2)     (1) Depreciation and amortization     92       89       90   Pre-tax Other Items, net     37       13       86   Total Adjusted EBITDA   $ 177     $ 252     $ 267       Three Months Ended       March 31,     December 31,       2026     2025     2025   Revenue:                   Energy Equipment   $ 1,190     $ 1,146     $ 1,334   Energy Products and Services     897       992       989   Eliminations     (35)     (35)     (46) Total revenue     2,052       2,103       2,277   Adjusted EBITDA:                 Energy Equipment   $ 131     $ 165     $ 140   Energy Products and Services     96       145       180   Eliminations and corporate costs     (50)     (58)     (53) Total Adjusted EBITDA   $ 177     $ 252     $ 267                     Adjusted EBITDA %:                   Energy Equipment     11.0%     14.4%     13.5 % Energy Products and Services     10.7%     14.6%     14.2 % Eliminations and corporate costs     —       —       —   Total Adjusted EBITDA %     8.6%     12.0%     11.7%

Reconciliation of Cash Flows from Operating Activities to Free Cash Flow and Excess Free Cash Flow (Unaudited) First Quarter 2026 Earnings Presentation – 04/28/2026 © 2026 NOV Inc. All rights reserved. In millions     Three Months Ended March 31,       2026     2025                 Total cash flows provided by operating activities   $ (26)   $ 135   Capital expenditures     (65)     (84) Free Cash Flow   $ (91)   $ 51   Business acquisitions, net of cash acquired     —       —   Business divestitures, net of cash disposed     —       —   Excess Free Cash Flow   $ (91)   $ 51

First Quarter 2026 Earnings Presentation – 04/28/2026 © 2026 NOV Inc. All rights reserved.